UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 16, 2008

CHANCERY RESOURCES, INC.
 (Exact name of registrant as specified in its charter)

Nevada
 (State or other jurisdiction of incorporation)

000-53142
 (Commission File Number)

26-4567259
 (IRS Employer Identification No.)

4400 Westgrove Drive, Suite 104, Dallas, Texas 75001
 (Address of principal executive offices and Zip Code)

972-655-9870
 Registrant's telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by Chancery Resources (the “Company”) with the Securities and Exchange Commission on October 19, 2009, (the “Original Form 8-K”) as amended by the Form 8-K/A filed with the Securities and Exchange Commission on October 20, 2009, announcing the decision made by its Board of Directors, filed a Form 8-K announcing that on October 16 th , 2009, the Company had dismissed Manning Elliott, as its independent registered public accounting firm and, on October 16 th , 2009, had engaged Malone & Bailey, PC, from Houston Texas as its new independent registered public accounting firm.

The reports of Manning Elliott on Chancery's financial statements for the past two years ended November 30, 2008 and subsequent interim periods contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principle.  The reports of Manning Elliott on Chancery’s financial statements for the past two years ended November 30, 2008 did however contain explanatory paragraphs describing an uncertainty about Chancery’s ability to continue as a going concern.

At no time did Chancery Resources have any disagreements with Manning Elliott on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Manning Elliott, would have caused them to make reference thereto in their report on the financial statements for such year.

During the fiscal year ended November 30, 2008 and all subsequent interim periods and to October 19, 2009, the date of dismissal, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

Chancery delivered a copy of this Form 8-K report to Manning Elliott on November 2, 2009, and requested that Manning Elliott furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not Manning Elliott agrees with the above statements. Attached hereto as Exhibit 16 is a copy of the letter of Manning Elliott to the SEC dated November 2, 2009.

During the fiscal year ended November 30, 2008 and to August, 2009, Chancery has not consulted with Malone & Bailey, PC on any items concerning the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on Chancery’s financial statements, or the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K Item 304(a)(2)).

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 16	Letter from Manning Elliott to the Securities and Exchange Commission dated November 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANCERY RESOURCES, INC.

/s/ Rafael A. Pinedo
Rafael A. Pinedo
President and Director

Date: November 2, 2009